Exhibit 99.1

RIGHTS CERTIFICATE NO:_____	NUMBER OF RIGHTS: _____

ClearSign Combustion Corporation

Incorporated under the laws of the State of Washington

NON-TRANSFERABLE SUBSCRIPTION RIGHTS CERTIFICATE

Evidencing Non-Transferable Subscription Rights

to Purchase Units consisting of Common Stock and Warrants

REGISTERED OWNER:

THE TERMS AND CONDITIONS OF THE RIGHTS OFFERING ARE SET FORTH IN THE PROSPECTUS SUPPLEMENT DATED DECEMBER 7, 2016 (THE “PROSPECTUS SUPPLEMENT”) OF CLEARSIGN COMBUSTION CORPORATION (THE “COMPANY”) AND ARE INCORPORATED HEREIN BY REFERENCE. COPIES OF THE PROSPECTUS SUPPLEMENT ARE AVAILABLE THROUGH THE SEC’S INTERNET SITE AT WWW.SEC.GOV AND AS SET FORTH IN THE “INSTRUCTIONS AS TO USE OF CLEARSIGN COMBUSTION CORPORATION RIGHTS CERTIFICATES” ACCOMPANYING THIS RIGHTS CERTIFICATE.

THE SUBSCRIPTION RIGHTS WILL EXPIRE IF NOT EXERCISED ON OR BEFORE 5:00 P.M. EASTERN TIME ON JANUARY 13, 2017, SUBJECT TO EARLIER TERMINATION.

THIS CERTIFIES THAT the registered owner whose name is inscribed hereon is the owner of the number of subscription rights (“Subscription Rights”) set forth above. Each Subscription Right entitles the registered holder to subscribe for and purchase 0.2 of a Unit for each share of common stock, par value $0.0001 per share (“Common Stock”), of the Company that the registered holder owns at 5:00 p.m. Eastern time on December 19, 2016, the record date of the Subscription Rights offering (the “Rights Offering”), and each 5 Subscription Rights entitles the registered holder to subscribe for and purchase one Unit at a subscription price of $4.00 per Unit (the “Subscription Price”) on the terms and subject to the conditions set forth in the Prospectus Supplement and the “Instructions as to Use of ClearSign Combustion Corporation Subscription Rights Certificate” accompanying this Rights Certificate. Each “Unit” consists of one share of Common Stock and one warrant representing the right to purchase one share of Common Stock (“Warrant”). Each registered holder will need to exercise 5 Subscription Rights to purchase a Unit. The Subscription Rights may be exercised by completing the reverse side hereof and by sending full payment of the Subscription Price. THE SUBSCRIPTION RIGHTS EVIDENCED BY THIS RIGHTS CERTIFICATE MAY NOT BE EXERCISED UNLESS THE REVERSE SIDE HEREOF IS PROPERLY COMPLETED AND DULY SIGNED, WITH A SIGNATURE MEDALLION GUARANTEE, IF APPLICABLE.

SECTION 1.      EXERCISE OF RIGHTS TO PURCHASE

The registered holder of this Rights Certificate is entitled to exercise the number of Subscription Rights shown in the upper right hand corner of this Subscription Rights Certificate. The undersigned hereby notifies the Subscription Agent of its irrevocable election to subscribe for Units in the following amounts.

EXERCISE OF SUBSCRIPTION RIGHTS

(a)	Subscription Rights:	________________	x	$4.00	=	$________________
		Number of Units		Subscription Price		Payment Enclosed

METHOD OF PAYMENT (Check One):

☐ A bank certified check drawn against a U.S. bank made payable to “VStock Transfer, LLC as Escrow Agent for ClearSign Combustion Corporation.”

☐ Wire transfer of immediately available funds directly to the account maintained by VStock Transfer, LLC, as Subscription Agent, for purposes of accepting subscriptions in this Rights Offering at:

CitiBank, N.A

530 Central Avenue

Cedarhurst, NY 11516

Routing #021000089

Account Name: VStock Transfer, LLC as escrow agent to ClearSign Combustion Corporation

Account #6779050294

Swift # CitiUS33

FULL PAYMENT MUST ACCOMPANY THIS FORM AND MUST BE MADE IN UNITED STATES DOLLARS BY A BANK CERTIFIED CHECK DRAWN A U.S. BANK PAYABLE TO THE SUBSCRIPTION AGENT OR A WIRE TRANSFER MUST BE RECEIVED IN ACCORDANCE WITH THE ENCLOSED INSTRUCTIONS. PERSONAL CHECKS WILL NOT BE ACCEPTED.

SECTION 2.      SIGNATURE(S)

IMPORTANT: THE SIGNATURE(S) MUST CORRESPOND IN EVERY PARTICULAR, WITHOUT ALTERATION, WITH THE NAME(S) AS PRINTED ON THE FRONT OF THIS RIGHTS CERTIFICATE. IF YOU ARE SIGNING ON BEHALF OF A REGISTERED SHAREHOLDER OR ENTITY YOU MUST SIGN IN YOUR LEGAL CAPACITY WITH YOUR SIGNATURE MEDALLION GUARANTEED. YOUR GUARANTOR (BANK/BROKER) WILL REQUIRE PROOF OF YOUR AUTHORITY TO ACT. CONSULT YOUR GUARANTOR FOR THEIR SPECIFIC REQUIREMENTS. YOU OR YOUR GUARANTOR MAY ACCESS THE SECURITIES TRANSFER ASSOCIATION (STA) RECOMMENDED REQUIREMENTS ON-LINE AT www.stai.org.

I acknowledge that I have received the Prospectus Supplement for this Rights Offering and I hereby irrevocably subscribe for the number of Units indicated above on the terms and conditions specified in the Prospectus Supplement.

[Medallion guaranty, if required]
Signature(s) of subscriber(s)

Print name(s)

SECTION 3.      DELIVERY OPTIONS FOR RIGHTS CERTIFICATE

Delivery other than in the manner or to the address listed below will not constitute valid delivery.

By mail and by hand or overnight courier:

VStock Transfer LLC

Attn.: ClearSign Processing

18 Lafayette Place

Woodmere, New York 11598

(855) 987-8625 (toll free) or (212) 828-8436